Annual Report

MARCH 31, 1998

TEMPLETON
GROWTH AND
INCOME FUND

[TEMPLETON LOGO]

PAGE


[LOGO] Celebrating Over 50 Years

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

[PICTURE]

MARK J. HOLOWESKO, CFA
President
Templeton Global Investment Trust


PAGE


SHAREHOLDER LETTER

CONTENTS

Your Fund's Objective: Templeton Growth and Income Fund seeks high total return, comprising a combination of income and capital appreciation, through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies.

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Growth and Income Fund, which covers the period ended March 31, 1998.

During the first part of the reporting period, global equity markets generally performed well, with the U.S. market reaching record highs. Then, beginning in July 1997, currency crises in Southeast Asia caused the Thai, Malaysian, Philippine, and Indonesian stock markets to suffer significant price declines. The impact of these crises soon spread throughout Asia and beyond, sparking severe volatility in other equity markets throughout the world. In the U.S., the Dow Jones(R) Industrial Average fell appreciably, but later rebounded and reached new highs by the end of the reporting period. Europe's markets have apparently weathered the Asian crises, and generally posted strong results for the fiscal year. And in Latin

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.

Shareholder Letter ....................................................        1

Performance Summary
   Class I ............................................................        6
   Class II ...........................................................       10

Financial Highlights &
Statement of Investments ..............................................       14

Financial Statements ..................................................       22

Notes to Financial
Statements ............................................................       25

Independent Auditor's Report ..........................................       29

Tax Designation .......................................................       30

[GRAPH] Pyramid

PAGE


ASSET ALLOCATION
Based on Total Net Assets
3/31/98

[BAR CHARTS]

This chart shows in bar format the asset allocation of Templeton Growth and Income Fund based on total net assets as of March 31, 1998.


Europe                     33.9%
United States              17.6%
Asia                       11.4%
Latin America               5.6%
Australia                   3.1%
Middle East & Africa        2.0%
Canada                      1.1%
Fixed-Income Securities     6.3%
Short-Term Investments
 & Other Net Assets        19.0%

America, although some equity markets performed well, those of Brazil and Argentina, among others, were negatively impacted by the events in Asia. Within this environment, Templeton Growth and Income Fund - Class I produced a 20.23% cumulative total return for the one-year period ended March 31, 1998, as discussed in the Performance Summary on page 6.

In our opinion, markets generally rise for two reasons: either because of growth in underlying earnings or an increase in what investors are willing to pay for each dollar of those earnings. So far, this decade has seen equity prices propelled upward by rises on both fronts. In the U.S., this appears to be because of, or perhaps in spite of, the abnormally high earnings growth that many domestic companies have delivered during this period. Our analysis indicates that sustaining the future growth needed to support these valuations will be difficult for many companies to achieve and, as a result, our U.S. weighting was less than 20% of total net assets at the end of the reporting period.

In Europe, we continued to find stocks we believed offered value in many markets. Investors may well wonder how we could do that in light of the rise in prices being paid for stocks of companies in that region. The answer has three parts. First, many companies were selling for multiples below the figures demonstrated by equity indices. Second, the absolute level of the price-to-earnings multiples in some of these markets was below the level being paid on average globally. This was especially true in countries where we found investment opportunities during the reporting period. Finally, and perhaps most importantly, some European corporations had just begun restructuring and had yet to experience the degree of earnings growth that many U.S. companies had following similar restructuring moves. The increase in prices being paid for securities impacted the


2




composition of our investments in Europe. During the period under review, equity markets in Spain and Italy experienced substantial rises in valuations, as they appeared prepared to participate in Europe's largest downsizing to date - the move to a single currency. This strength in share prices allowed us to sell stocks that we believed no longer offered value, such as Banco Popular Espanol SA and Endesa SA. By contrast, in the United Kingdom, where the increase in multiples was less pronounced, we initiated a position in General Electric Company, one of Europe's largest defense companies.

As discussed previously, most Asian markets suffered declines during the period. The region's financial problems seemed to indicate that economies there faced years of debt restructuring and poorly performing equity markets; yet, many of these markets rallied in early 1998. In our opinion, this rally was due more to investors chasing a trend than to purchasing based on value. Hong Kong was one area where we increased our holdings during the period. The prudence demanded by the uncertainty surrounding the transition from British to Chinese rule arguably left Hong Kong and its currency in a better position to weather the Asian financial crises. Its government has little debt, its currency reserves are among the largest in the world, and, in our opinion, its banks, in general, are strongly capitalized and many of its corporations have stronger balance sheets than their Asian counterparts. However, Hong Kong faces sizable challenges in the future including an overvalued currency, exorbitantly high property values and rising interest rates. Growing the bottom line will be far more challenging without the support of ever increasing land prices, but Hong Kong's entrepreneurs may be able to adapt to the new opportunities available in a growing Chinese market and in other countries in

TOP 10 INDUSTRIES
3/31/98

This chart show the top 10 industries based on total net assets as of March 31, 1998 for Templeton Growth and Income Fund.


                                                        % OF TOTAL
INDUSTRY                                                NET ASSETS

Utilities Electrical & Gas                                8.7%
Telecommunications                                        7.3%
Banking                                                   6.9%
Food & Household Products                                 5.9%
Insurance                                                 4.9%
Metals & Mining                                           3.6%
Electrical & Electronics                                  3.3%
Multi-Industry                                            3.3%
Forest Products & Paper                                   3.1%
Building Materials &
Components                                                2.9%


                                                                               3

PAGE


TOP 10 HOLDINGS
3/31/98



COMPANY,                                          % OF TOTAL
INDUSTRY, COUNTRY                                 NET ASSETS

Telecom Italia SpA, di Risp,
Telecommunications, Italy                           1.7%
Illinova Corp., Utilities
Electrical & Gas, U.S.                              1.5%
Zuerich Versicherung,
Insurance, Switzerland                              1.4%
Thames Water Group Plc.,
Utilities Electrical & Gas,
United Kingdom                                      1.3%
British Telecommunications Plc.,
Telecommunications ,
United Kingdom                                      1.3%
Merita Ltd., A.,
Banking, Finland                                    1.2%
Archer-Daniels Midland Co.,
Food & Household Products, U.S.                     1.2%
Caradon Plc.,
Building Materials &
Components, United Kingdom                          1.2%
SCOR SA,
Insurance, France                                   1.2%
Pharmacia & Upjohn,
Health & Personal Care, U.S.                        1.2%

Asia, which need both capital and capitalists. During the period, we initiated a position in Hutchison Whampoa Ltd., one of Hong Kong's largest conglomerates, and also discovered stocks, such as Television Broadcasts Ltd. and South China Morning Post Ltd. which we believed offered attractive dividend yields.

Looking forward, we recognize that the returns for many of the world's developed markets have been far above historic norms over the past decade, but believe that investment opportunities may still exist. Asian emerging markets face a difficult road to recovery, and their turnaround could take far longer than that of South American countries following Mexico's 1994 devaluation of the peso. The Japanese government's attempts to stimulate their economy had done little to inspire confidence during the reporting period, and many experts expect Japan's Gross Domestic Product to decline for the first time since 1974. In our opinion, the challenges Japan faces, as with Asia's problems in general, could take years to work through.

There are, of course, special risks involved with global investing, related to market and currency volatility, and adverse economic, social and political developments in the countries where the Fund is invested. Emerging markets are represented in the Fund's portfolio, and they involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. For example, Russia's system of share registration and custody creates certain risks of loss that are not normally associated with other markets. These risks and other considerations are discussed in the Fund's prospectus.


4

PAGE


Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in Templeton Growth and Income Fund, and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark J. Holowesko

Mark J. Holowesko, CFA
President
Templeton Global Investment Trust

/s/ Richard Sean Farrington

Richard Sean Farrington, CFA
Portfolio Manager
Templeton Growth and Income Fund


                                                                               5

PAGE


PERFORMANCE SUMMARY

CLASS I

Templeton Growth and Income - Class I provided a 20.23% cumulative total return for the one-year period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund's Class I shares provided a 68.47% cumulative total return since inception on March 14, 1994.

The Fund's share price, as measured by net asset value, increased $1.64, from $12.95 on March 31, 1997, to $14.59 on March 31, 1998. During this time, shareholders received distributions totaling 88.0 cents ($0.8800) per share, including 48.5 cents ($0.4850) in long-term capital gains, 11.5 cents ($0.1150) in short-term capital gains, and 28.0 cents ($0.2800) in dividend income. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


6

PAGE


The graph on page 8 compares the performance of the Fund's Class I shares since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance against the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


                                                                               7

PAGE


CLASS I
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/98)


The following line graph compares the performance of the Templeton Growth and Income Fund's Class I shares with the Morgan Stanley Capital International
(MSCI) World Index and the Consumer Price Index (CPI) based on the a $10,000 investment from 3/14/94 to 3/31/98.

 Templeton Growth &  MSCI     Inflation
                  Income- Class I*    World     (CPI)
                ----------------------------------------
        3/14/94        $9,425        $10,000   $10,000
         Mar-94        $9,435         $9,760   $10,017
         Apr-94        $9,435        $10,063   $10,031
         May-94        $9,453        $10,091   $10,037
         Jun-94        $9,416        $10,065   $10,071
         Jul-94        $9,557        $10,258   $10,098
         Aug-94        $9,689        $10,568   $10,139
         Sep-94        $9,566        $10,293   $10,166
         Oct-94        $9,614        $10,587   $10,173
         Nov-94        $9,255        $10,130   $10,187
         Dec-94        $9,217        $10,230   $10,187
         Jan-95        $9,256        $10,078   $10,227
         Feb-95        $9,398        $10,227   $10,268
         Mar-95        $9,579        $10,722   $10,302
         Apr-95        $9,703        $11,098   $10,336
         May-95        $9,970        $11,195   $10,356
         Jun-95        $9,989        $11,194   $10,377
         Jul-95       $10,332        $11,756   $10,376
         Aug-95       $10,351        $11,496   $10,405
         Sep-95       $10,547        $11,833   $10,424
         Oct-95       $10,488        $11,649   $10,458
         Nov-95       $10,508        $12,056   $10,451
         Dec-95       $10,718        $12,411   $10,444
         Jan-96       $11,416        $12,637   $10,505
         Feb-96       $11,387        $12,716   $10,539
         Mar-96       $11,367        $12,931   $10,594
         Apr-96       $11,626        $13,237   $10,635
         May-96       $11,801        $13,250   $10,655
         Jun-96       $11,751        $13,320   $10,662
         Jul-96       $11,260        $12,852   $10,682
         Aug-96       $11,681        $13,002   $10,702
         Sep-96       $11,851        $13,514   $10,736
         Oct-96       $12,091        $13,610   $10,771
         Nov-96       $12,611        $14,375   $10,791
         Dec-96       $12,728        $14,148   $10,791
         Jan-97       $13,237        $14,320   $10,825
         Feb-97       $13,350        $14,488   $10,857
         Mar-97       $13,207        $14,204   $10,884
         Apr-97       $13,258        $14,670   $10,897
         May-97       $13,788        $15,579   $10,891
         Jun-97       $14,232        $16,358   $10,904
         Jul-97       $14,882        $17,114   $10,917
         Aug-97       $14,552        $15,972   $10,938
         Sep-97       $15,264        $16,841   $10,965
         Oct-97       $14,469        $15,958   $10,992
         Nov-97       $14,356        $16,243   $10,986
         Dec-97       $14,606        $16,443   $10,973
         Jan-98       $14,562        $16,904   $10,992
         Feb-98       $15,237        $18,050   $11,014
         Mar-98       $15,879        $18,815   $11,036


THE HISTORICAL PERFORMANCE SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes the sales charge and represents the change in value of an investment over the period shown, assuming reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: U.S. Bureau of Labor Statistics.

Past performance is not predictive of future results.


8


PAGE


CLASS I
Periods ended 3/31/98

                                                                       SINCE
                                                                     INCEPTION
                                    1-YEAR            3-YEAR         (3/14/94)
-------------------------------------------------------------------------------
Cumulative Total Return(1)             20.23%           65.76%           68.47%
Average Annual Total Return(2)         13.32%           16.05%           12.11%
Value of $10,000 Investment(3)    $   11,332       $   15,629       $   15,879

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees, and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns for Class I shares would have been lower. After August 1, 1998, the fee waivers and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance is not predictive of future results.


                                                                               9

PAGE


CLASS II

Templeton Growth and Income Fund - Class II provided a 19.40% cumulative total return for the one-year period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

The Fund's share price, as measured by net asset value, increased $1.59, from $12.84 on March 31, 1997, to $14.43 on March 31, 1998. During this time, shareholders received distributions totaling 81.09 cents ($0.8109) per share, including 48.5 cents ($0.4850) in long-term capital gains, 11.5 cents ($0.1150) in short-term capital gains, and 21.09 cents ($0.2109) in dividend income. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.


10

PAGE


The graph on page 12 compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance against the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


                                                                              11

PAGE


CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/98)

The following line graph compares the performance of the Templeton Growth & Income Fund's Class II shares with the Morgan Stanley Capital International
(MSCI) World Index and the Consumer Price Index (CPI) based on a $10,000 investment from 5/1/95 to 3/31/98.


          Templeton Growth &  MSCI     Inflation
          Income - Class II*   World     (CPI)
         ----------------------------------------
  5/1/95        $9,903        $10,000   $10,000
  May-95       $10,205        $10,088   $10,005
  Jun-95       $10,225        $10,086   $10,025
  Jul-95       $10,565        $10,593   $10,024
  Aug-95       $10,575        $10,359   $10,051
  Sep-95       $10,775        $10,663   $10,070
  Oct-95       $10,705        $10,497   $10,103
  Nov-95       $10,725        $10,863   $10,096
  Dec-95       $10,938        $11,183   $10,090
  Jan-96       $11,643        $11,387   $10,149
  Feb-96       $11,612        $11,458   $10,182
  Mar-96       $11,572        $11,651   $10,234
  Apr-96       $11,827        $11,927   $10,274
  May-96       $11,999        $11,940   $10,293
  Jun-96       $11,938        $12,002   $10,300
  Jul-96       $11,426        $11,581   $10,320
  Aug-96       $11,856        $11,716   $10,339
  Sep-96       $12,019        $12,177   $10,372
  Oct-96       $12,255        $12,264   $10,405
  Nov-96       $12,777        $12,953   $10,425
  Dec-96       $12,891        $12,748   $10,425
  Jan-97       $13,390        $12,904   $10,457
  Feb-97       $13,504        $13,054   $10,489
  Mar-97       $13,348        $12,799   $10,515
  Apr-97       $13,400        $13,219   $10,528
  May-97       $13,913        $14,038   $10,521
  Jun-97       $14,354        $14,739   $10,534
  Jul-97       $15,016        $15,421   $10,546
  Aug-97       $14,669        $14,392   $10,566
  Sep-97       $15,373        $15,175   $10,593
  Oct-97       $14,564        $14,379   $10,619
  Nov-97       $14,449        $14,636   $10,613
  Dec-97       $14,678        $14,816   $10,600
  Jan-98       $14,634        $15,232   $10,619
  Feb-98       $15,297        $16,265   $10,641
  Mar-98       $15,937        $16,954   $10,662

THE HISTORICAL PERFORMANCE SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

3. Source: Bureau of Labor Statistics.

Past performance is not predictive of future results.


12

PAGE


CLASS II
Periods ended 3/31/98

                                                                       SINCE
                                                                     INCEPTION
                                                     1-YEAR           (5/1/95)
Cumulative Total Return(1)                             19.40%             60.94%
Average Annual Total Return(2)                         17.21%             17.33%
Value of $10,000 Investment(3)                    $   11,721         $   15,937

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the total returns for Class II shares would have been lower. After August 1, 1998, the fee waivers and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance is not predictive of future results.


                                                                              13

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights

                                                                              YEAR ENDED MARCH 31,
                                                                -------------------------------------------------
                                                                 1998       1997       1996       1995     1994+
                                                                -------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $12.95     $11.39     $10.05    $10.01    $10.00
                                                                -------------------------------------------------
Income from investment operations:
 Net investment income......................................        .35        .22        .29       .16      .009
 Net realized and unrealized gains (losses).................       2.17       1.60       1.54      (.02)     .001
                                                                -------------------------------------------------
Total from investment operations............................       2.52       1.82       1.83       .14       .01
                                                                -------------------------------------------------
Less distributions from:
 Net investment income......................................       (.28)      (.22)      (.29)     (.10)       --
 Net realized gains.........................................       (.60)      (.04)      (.20)       --        --
                                                                -------------------------------------------------
Total distributions.........................................       (.88)      (.26)      (.49)     (.10)       --
                                                                -------------------------------------------------
Net asset value, end of year................................     $14.59     $12.95     $11.39    $10.05    $10.01
                                                                =================================================
Total Return*...............................................     20.23%     16.19%     18.78%     1.43%      .10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $46,262    $25,020    $11,732    $5,953      $100
Ratios to average net assets:
 Expenses...................................................      1.25%      1.25%      1.25%     1.25%     1.25%**
 Expenses, excluding waiver and payments by affiliate.......      1.76%      2.24%      2.71%     6.11%    32.15%**
 Net investment income......................................      2.91%      2.21%      2.98%     2.51%     1.89%**
Portfolio turnover rate.....................................     18.62%     20.72%     10.21%    19.33%        --
Average commission rate paid***.............................     $.0015     $.0050     $.0250        --        --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period March 14, 1994 (commencement of operations) to March 31, 1994.
 14

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights (continued)

                                                                   YEAR ENDED MARCH 31,
                                                                ---------------------------
                                                                 1998       1997     1996+
                                                                ---------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $12.84    $11.33    $10.19
                                                                ---------------------------
Income from investment operations:
 Net investment income......................................        .29       .21       .22
 Net realized and unrealized gains..........................       2.11      1.52      1.41
                                                                ---------------------------
Total from investment operations............................       2.40      1.73      1.63
                                                                ---------------------------
Less distributions from:
 Net investment income......................................       (.21)     (.18)     (.29)
 Net realized gains.........................................       (.60)     (.04)     (.20)
                                                                ---------------------------
Total distributions.........................................       (.81)     (.22)     (.49)
                                                                ---------------------------
Net asset value, end of year................................     $14.43    $12.84    $11.33
                                                                ===========================
Total Return*...............................................     19.40%    15.35%    16.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $13,293    $6,017    $2,205
Ratios to average net assets:
 Expenses...................................................      1.90%     1.90%     1.90%**
 Expenses, excluding waiver and payments by affiliate.......      2.41%     2.89%     3.31%**
 Net investment income......................................      2.25%     1.51%     1.59%**
Portfolio turnover rate.....................................     18.62%    20.72%    10.21%
Average commission rate paid***.............................     $.0015    $.0050    $.0250

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period May 1, 1995 (effective date) to March 31, 1996.
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS 70.7%
AEROSPACE & MILITARY TECHNOLOGY .5%
*General Motors Corp., H....................................    United States           3,761     $   170,185
Raytheon Co., A.............................................    United States           2,115         120,291
                                                                                                  -----------
                                                                                                      290,476
                                                                                                  -----------
APPLIANCES & HOUSEHOLD DURABLES .9%
Guangdong Kelon Electrical Hldgs Ltd., H, 144A..............        China             350,000         406,541
Sindo Ricoh Co. ............................................     South Korea            3,700         148,534
                                                                                                  -----------
                                                                                                      555,075
                                                                                                  -----------
AUTOMOBILES 1.7%
Fiat SpA, di Risp...........................................        Italy             105,710         277,246
Ford Motor Co...............................................    United States           6,000         388,875
Volvo AB, B.................................................        Sweden             11,276         358,965
                                                                                                  -----------
                                                                                                    1,025,086
                                                                                                  -----------
BANKING 6.2%
*Bank Handlowy W Warszawie SA, GDR, 144A....................        Poland             16,400         271,830
Banque Nationale de Paris BNP...............................        France              5,209         404,809
Credit Commercial de France CCF.............................        France              4,500         369,683
*Korea Long Term Credit Bank................................     South Korea           13,230          68,777
Krung Thai Bank Public Co. Ltd., fgn. ......................       Thailand           291,707          92,900
*Merita Ltd., A.............................................       Finland            123,100         741,322
National Australia Cap Sec Plc..............................      Australia            14,850         430,650
National Westminster Bank Plc...............................    United Kingdom         25,962         475,609
*Shinhan Bank Co. Ltd.......................................     South Korea           13,125          68,610
Singapore Finance Ltd., fgn. ...............................      Singapore           146,000         122,043
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil              7,500         271,875
Unidanmark AS, A............................................       Denmark              4,883         387,881
                                                                                                  -----------
                                                                                                    3,705,989
                                                                                                  -----------
BROADCASTING & PUBLISHING 1.6%
Oriental Press Group Limited................................      Hong Kong           522,000         134,066
South China Morning Post Ltd. ..............................      Hong Kong           656,000         440,251
Television Broadcasts Ltd. .................................      Hong Kong           153,000         402,824
                                                                                                  -----------
                                                                                                      977,141
                                                                                                  -----------
BUILDING MATERIALS & COMPONENTS 2.9%
Anglian Group Plc...........................................    United Kingdom         98,500         389,263
Caradon Plc.................................................    United Kingdom        226,200         715,895
*Mirgor SA Comercial Industrial Financiera Inmobiliari, ADR,
  144A......................................................      Argentina            34,520          72,492
Hepworth Plc................................................    United Kingdom        129,400         561,214
                                                                                                  -----------
                                                                                                    1,738,864
                                                                                                  -----------
CHEMICALS 1.6%
Courtaulds Plc. ............................................    United Kingdom         87,500         528,944
DSM NV......................................................     Netherlands            3,900         407,828
Shanghai Petrochemical Co. Ltd., H..........................        China             262,000          39,562
                                                                                                  -----------
                                                                                                      976,334
                                                                                                  -----------

 16

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS (CONT.)
CONSTRUCTION & HOUSING 1.5%
Dragados y Construcciones SA................................        Spain              19,200     $   632,194
Hollandsche Beton Groep NV..................................     Netherlands           13,300         259,658
                                                                                                  -----------
                                                                                                      891,852
                                                                                                  -----------
DATA PROCESSING & REPRODUCTION 1.7%
*Bay Networks Inc...........................................    United States          10,800         292,950
International Business Machines Corp........................    United States           3,704         384,753
Rank Group Plc. ............................................    United Kingdom         50,300         340,075
                                                                                                  -----------
                                                                                                    1,017,778
                                                                                                  -----------
ELECTRICAL & ELECTRONICS 3.3%
ABB AB, B...................................................        Sweden             21,800         302,683
*Catic Shenzhen Holdings Ltd................................        China             500,000          83,889
Dongfang Electrical Machinery Co. Ltd., H...................        China             388,000          77,116
General Electric Co. Plc. ..................................    United Kingdom         77,000         610,205
Hitachi Ltd. ...............................................        Japan              44,000         320,048
Motorola Inc. ..............................................    United States           5,031         305,004
Tadiran Ltd., ADR...........................................        Israel              6,300         262,631
                                                                                                  -----------
                                                                                                    1,961,576
                                                                                                  -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .4%
BICC Plc. ..................................................    United Kingdom         92,926         231,856
                                                                                                  -----------
ENERGY EQUIPMENT & SERVICES .7%
Sun Co. Inc. ...............................................    United States          10,800         441,450
                                                                                                  -----------
ENERGY SOURCES 1.7%
MOL Magyar Olay - Es Gazipari RT, GDS 144A..................       Hungary             22,456         688,276
*Ranger Oil Ltd.............................................        Canada             22,400         143,332
Valero Energy Corp., new....................................    United States           5,910         197,246
                                                                                                  -----------
                                                                                                    1,028,854
                                                                                                  -----------
FINANCIAL SERVICES 1.8%
Banca Fideuram SpA..........................................        Italy              33,000         230,050
Industrial Credit & Inv. Corp. of India, GDR, 144A..........        India              17,200         264,450
Morgan Stanley Dean Witter & Co.............................    United States           7,800         568,425
                                                                                                  -----------
                                                                                                    1,062,925
                                                                                                  -----------
FOOD & HOUSEHOLD PRODUCTS 5.9%
Archer-Daniels Midland Co...................................    United States          32,858         720,822
*Express Dairies Plc........................................    United Kingdom         86,435         270,661
IBP Inc.....................................................    United States          20,000         448,750
Illovo Sugar Limited........................................     South Africa         134,300         229,208
Northern Foods Plc..........................................    United Kingdom        172,870         661,455
Oshawa Group Ltd. (The).....................................        Canada             30,200         546,813

                                                                              17

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Showa Sangyo Co. ...........................................        Japan               6,000     $    12,013
Tate & Lyle Plc.............................................    United Kingdom         70,500         617,427
                                                                                                  -----------
                                                                                                    3,507,149
                                                                                                  -----------
FOREST PRODUCTS & PAPER 3.1%
Assidomaen AB...............................................        Sweden              9,600         261,780
Boise Cascade Corp..........................................    United States           8,603         310,246
Enso OY, R..................................................       Finland             30,600         282,412
Georgia-Pacific Corp........................................    United States           4,800         310,800
Georgia-Pacific Timber Group................................    United States           4,800         123,300
Portucel Industrial Empresa Product Celulose, ADR, 144A.....       Portugal            18,900         172,639
*Shorewood Packaging Corp. .................................    United States          13,400         359,288
                                                                                                  -----------
                                                                                                    1,820,465
                                                                                                  -----------
HEALTH & PERSONAL CARE 1.6%
China Pharmaceutical Enterprise & Invt. Corp. Ltd...........        China             118,000          15,381
China Pharmaceutical Enterprise & Invt. Corp. Ltd.,144A.....        China              60,000           7,821
Medeva Plc. ................................................    United Kingdom         79,000         219,599
Pharmacia & Upjohn..........................................    United States          15,930         696,938
                                                                                                  -----------
                                                                                                      939,739
                                                                                                  -----------
INDUSTRIAL COMPONENTS .9%
Madeco Manufacturera de Cobre SA, ADR.......................        Chile              18,700         323,744
Walbro Corp. ...............................................    United States          16,100         197,225
                                                                                                  -----------
                                                                                                      520,969
                                                                                                  -----------
INSURANCE 4.8%
American General Corp. .....................................    United States           4,034         260,949
HIH Winterthur International Holdings Ltd...................      Australia           194,578         384,524
Reliastar Financial Corp. ..................................    United States          10,386         478,405
SCOR SA.....................................................        France             12,300         704,746
Torchmark Corp. ............................................    United States           4,418         202,400
Zuerich Versicherung, new...................................     Switzerland            1,400         812,725
                                                                                                  -----------
                                                                                                    2,843,749
                                                                                                  -----------
MACHINERY & ENGINEERING 1.6%
Laird Group Plc. ...........................................    United Kingdom         72,100         577,713
Makita Corp.................................................        Japan              24,000         251,959
Valmet (OY).................................................       Finland              6,260         100,380
                                                                                                  -----------
                                                                                                      930,052
                                                                                                  -----------
MERCHANDISING 2.0%
Best Denki Co. Ltd..........................................        Japan              20,000         113,981
Koninklijke Bijenkorf Beheer KBB NV.........................     Netherlands            1,307          91,848
*Lojas Americanas SA........................................        Brazil          1,819,000          10,878
Matsuzakaya Co. Ltd. .......................................        Japan              14,000          64,040
Safeway Plc. ...............................................    United Kingdom         22,556         139,847

 18

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
Tesco Plc. .................................................    United Kingdom         29,664     $   297,296
Thorn Plc. .................................................    United Kingdom        179,900         459,405
                                                                                                  -----------
                                                                                                    1,177,295
                                                                                                  -----------
METALS & MINING 3.6%
Anglo American Platinum Corp. Ltd...........................     South Africa          25,100         386,039
*Chongqing Iron & Steel Ltd., H.............................        China             502,000          68,028
*Industrias Penoles SA......................................        Mexico             16,000          66,682
Ingwe Coal Corp. Ltd........................................     South Africa          84,000         289,224
Pechiney SA, A..............................................        France              8,199         377,142
Pohang Iron & Steel Co. Ltd.................................     South Korea            6,300         374,384
WMC Ltd.....................................................      Australia           166,500         571,949
                                                                                                  -----------
                                                                                                    2,133,448
                                                                                                  -----------
MISCELLANEOUS MATERIALS & COMMODITIES .2%
Thai Glass Industries Public Co. Ltd., fgn..................       Thailand            83,900         128,255
                                                                                                  -----------
MULTI-INDUSTRY 2.9%
Broken Hill Proprietary Co. Ltd.............................      Australia            44,409         454,707
Cheung Kong Holdings Ltd....................................      Hong Kong            28,000         198,753
*Elementis Plc. ............................................    United Kingdom        135,672         314,655
Hutchison Whampoa Ltd.......................................      Hong Kong            54,000         379,825
Jardine Strategic Holdings Ltd..............................      Hong Kong            25,560          70,034
*Metro Pacific Corp. MDI....................................     Philippines          927,010          57,235
Swire Pacific Ltd., B.......................................      Hong Kong           246,500         237,010
                                                                                                  -----------
                                                                                                    1,712,219
                                                                                                  -----------
REAL ESTATE 2.2%
Hang Lung Development Co. Ltd. .............................      Hong Kong            15,000          21,779
Hong Kong Land Holdings Ltd. ...............................      Hong Kong            69,487         119,518
LTC Properties Inc. ........................................    United States          21,400         413,288
National Health Investors Inc. .............................    United States          12,400         494,450
Summit Properties Inc., REIT................................    United States          13,200         265,650
                                                                                                  -----------
                                                                                                    1,314,685
                                                                                                  -----------
TELECOMMUNICATIONS 5.5%
AT&T Corp...................................................    United States           5,900         387,188
British Telecommunications Plc. ............................    United Kingdom         68,753         748,917
PT Indosat TBK, ADR.........................................      Indonesia             4,000          61,750
Telecom Italia SpA, di Risp.................................        Italy             168,894       1,031,378
Telefonica de Argentina SA, B, ADR..........................      Argentina            16,296         620,267
Telefonica del Peru SA, B...................................         Peru              84,800         181,466
Telefonica del Peru SA, B, ADR..............................         Peru               6,630         142,959
Telefonos de Mexico SA (Telmex), ADR, L.....................        Mexico              1,520          85,690
                                                                                                  -----------
                                                                                                    3,259,615
                                                                                                  -----------

                                                                              19

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
                                                                   ---------------------------------------
COMMON STOCKS (CONT.)
TEXTILES & APPAREL .2%
Yizheng Chemical Fibre Co. Ltd., H..........................        China             720,000     $   118,013
                                                                                                  -----------
TRANSPORTATION 1.5%
Great Eastern Shipping Co. Ltd., GDR 144A...................        India              44,300         295,703
Precious Shipping Public Co. Ltd., fgn......................       Thailand            61,100          36,971
Transport Development Group Plc.............................    United Kingdom        159,100         539,498
                                                                                                  -----------
                                                                                                      872,172
                                                                                                  -----------
UTILITIES ELECTRICAL & GAS 8.2%
CLP Holdings Ltd. ..........................................      Hong Kong           101,500         510,886
Hong Kong Electric Holdings Ltd.............................      Hong Kong           144,000         494,354
Illinova Corp...............................................    United States          29,400         887,513
Korea Electric Power Corp...................................     South Korea           11,000         142,960
Mosenergo, ADR, 144A........................................        Russia             10,200         374,850
National Grid Group Plc.....................................    United Kingdom        111,520         658,274
Public Service Co. of New Mexico............................    United States          17,000         415,438
Texas Utilities Holding Co..................................    United States          15,650         615,241
Thames Water Group Plc. ....................................    United Kingdom         50,143         795,162
                                                                                                  -----------
                                                                                                    4,894,678
                                                                                                  -----------
TOTAL COMMON STOCKS (COST $34,330,309)......................                                       42,077,759
                                                                                                  -----------
PREFERRED STOCKS 4.0%
Banco Bradesco SA, pfd......................................        Brazil         40,750,000         421,101
Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd...        Brazil             10,700         264,430
*Lojas Americanas SA, pfd. .................................        Brazil          3,017,000          18,574
*Lojas Americanas SA, pfd., ADR.............................        Brazil                866           5,331
Moebel Walther AG, pfd......................................       Germany             16,400         492,173
Nacional Financiera SA, 11.25%, 05/15/98, cvt., pfd. .......        Mexico              4,200         231,000
Philippine Long Distance Telephone Co., 7.00%, cvt., pfd.,
  series 3..................................................     Philippines            6,440         334,880
Sociedad Quimica y Minera de Chile SA, pfd., ADR............        Chile               2,200          96,800
Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......        Brazil              3,900         506,269
                                                                                                  -----------
TOTAL PREFERRED STOCKS (COST $2,008,117)....................                                        2,370,558
                                                                                                  -----------

 20

PAGE

TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                                   PRINCIPAL
                                                                COUNTRY            AMOUNT**          VALUE
                                                                ---------------------------------------------
BONDS 6.3%
Alfa SA de CV:
  8.00%, cvt., 9/15/00......................................        Mexico        $    60,000     $    75,675
  8.00%, cvt., 9/15/00, 144A................................        Mexico            180,000         227,025
U.S. Treasury Note, 6.375%, 5/15/00.........................    United States       3,420,000       3,473,441
                                                                                                  -----------
TOTAL BONDS (COST $3,848,889)...............................                                        3,776,141
                                                                                                  -----------
SHORT TERM INVESTMENTS (COST $11,179,128) 18.8%
U.S. Treasury Bills, 4.85% to 5.16% with maturities to
  6/25/98...................................................    United States      11,259,000      11,181,336
                                                                                                  -----------
TOTAL INVESTMENTS (COST $51,366,443) 99.8%..................                                       59,405,794
OTHER ASSET, LESS LIABILITIES .2%...........................                                          148,783
                                                                                                  -----------
TOTAL NET ASSETS 100.0%.....................................                                      $59,554,577
                                                                                                  ===========

*Non-income producing.
**Securities traded in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              21

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (cost $51,366,443).....    $59,405,794
 Cash.......................................................            478
 Receivables:
  Fund shares sold..........................................        238,287
  Dividends and interest....................................        326,052
 Organization costs.........................................         14,902
 Other assets...............................................          4,011
                                                                -----------
      Total assets..........................................     59,989,524
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        197,463
  To affiliates.............................................        159,430
 Distributions to shareholders..............................          2,150
 Accrued expenses...........................................         75,904
                                                                -----------
      Total liabilities.....................................        434,947
                                                                -----------
Net assets, at value........................................    $59,554,577
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   431,617
 Net unrealized appreciation................................      8,039,351
 Accumulated net realized gain..............................        525,015
 Beneficial shares..........................................     50,558,594
                                                                -----------
Net assets, at value........................................    $59,554,577
                                                                ===========
CLASS I:
 Net asset value per share ($46,262,060 / 3,170,442 shares
   outstanding).............................................         $14.59
                                                                ===========
 Maximum offering price per share ($14.59 / 94.25%).........         $15.48
                                                                ===========
CLASS II:
 Net asset value per share ($13,292,517 / 921,157 shares
   outstanding)*............................................         $14.43
                                                                ===========
 Maximum offering price per share ($14.43 / 99.00%).........         $14.58
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 22

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
 (net of foreign taxes of $145,580)
 Dividends..................................................    $1,184,308
 Interest...................................................       626,798
                                                                ----------
      Total investment income...............................                     $1,811,106
                                                                                 ----------
Expenses:
 Management fees (Note 3)...................................       326,967
 Administrative fees (Note 3)...............................        65,372
 Distribution fees (Note 3)
  Class I...................................................       119,719
  Class II..................................................        93,601
 Transfer agent fees (Note 3)...............................        72,000
 Custodian fees.............................................        16,970
 Reports to shareholders....................................        37,250
 Registration and filing fees...............................        51,000
 Professional fees (Note 3).................................        27,196
 Trustees' fees and expenses................................         2,800
 Amortization of organization costs.........................        14,104
 Other......................................................           541
                                                                ----------
      Total expenses........................................                        827,520
      Expenses waived/paid by affiliate (Note 3)............                       (222,794)
                                                                                 ----------
         Net expenses.......................................                        604,726
                                                                                 ----------
           Net investment income............................                      1,206,380
                                                                                 ----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     2,147,465
  Foreign currency transactions.............................        34,391
                                                                ----------
     Net realized gain......................................                      2,181,856
     Net unrealized appreciation on investments.............                      4,650,441
                                                                                 ----------
Net realized and unrealized gain............................                      6,832,297
                                                                                 ----------
Net increase in net assets resulting from operations........                     $8,038,677
                                                                                 ==========

                       See Notes to Financial Statements.
                                                                              23

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                   1998              1997
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 1,206,380       $   438,587
  Net realized gain from investments and foreign currency
    transactions............................................      2,181,856           343,441
  Net unrealized appreciation on investments................      4,650,441         2,327,516
                                                                -----------------------------
    Net increase in net assets resulting from operations....      8,038,677         3,109,544
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (693,986)         (316,069)
   Class II.................................................       (150,454)          (59,789)
  Net realized gains:
   Class I..................................................     (1,488,247)          (66,904)
   Class II.................................................       (426,523)          (16,728)
 Capital share transactions (Note 2):
   Class I..................................................     17,020,983        11,132,253
   Class II.................................................      6,216,979         3,317,674
                                                                -----------------------------
    Net increase in net assets..............................     28,517,429        17,099,981
Net assets:
 Beginning of year..........................................     31,037,148        13,937,167
                                                                -----------------------------
 End of year................................................    $59,554,577       $31,037,148
                                                                =============================
Undistributed net investment income included in net assets:
 End of year................................................    $   431,617       $   106,689
                                                                =============================

                       See Notes to Financial Statements.
 24

PAGE

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth and Income Fund (the Fund), is a separate diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              25

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.):
Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1998                             1997
                                                              ---------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                              ---------------------------------------------------------
CLASS I SHARES:
Shares sold.................................................  1,614,763    $22,345,226         1,122,620    $13,843,589
Shares issued on reinvestment of distributions..............    137,810      1,822,287            28,601        346,726
Shares redeemed.............................................   (514,016)    (7,146,530)         (249,794)    (3,058,062)
                                                              ---------------------------------------------------------
Net increase................................................  1,238,557    $17,020,983           901,427    $11,132,253
                                                              =========================================================

 26

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1998                             1997
                                                              ---------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                              ---------------------------------------------------------
CLASS II SHARES:
Shares sold.................................................    545,744    $ 7,550,125           291,798     $3,539,571
Shares issued on reinvestment of distributions..............     36,472        477,961             5,525         66,562
Shares redeemed.............................................   (129,542)    (1,811,107)          (23,460)      (288,459)
                                                              ---------------------------------------------------------
Net increase................................................    452,674    $ 6,216,979           273,863     $3,317,674
                                                              =========================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TGAL and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.25% and 1.90% of the Fund's average daily net assets of Class I and Class II, respectively, through August 1, 1998.

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1998, the unreimbursed costs were $993,733. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $91,181 and $2,781, respectively.

Included in professional fees are legal fees of $10,628 that were paid to a law firm in which a partner is an officer of the Fund.

                                                                              27

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $10,233,593
Unrealized depreciation.....................................   (2,194,242)
                                                              -----------
Net unrealized appreciation.................................  $ 8,039,351
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $28,034,022 and $6,497,743 respectively.

 28

PAGE

TEMPLETON GROWTH AND INCOME FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GROWTH AND INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth and Income Fund, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Growth and Income Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN LLP

New York, New York
April 24, 1998

                                                                              29

PAGE

TEMPLETON GROWTH AND INCOME FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain...............................  $  990,036
         20% Rate Gain...............................     841,854
                                                       ----------
         Total.......................................  $1,831,890
                                                       ==========

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 14.39% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1998.

 30

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           05/98

PAGE


TEMPLETON GROWTH AND
INCOME FUND

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Growth and Income Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

414 A98 5/98               Printed on recycled paper